Exhibit 10.1

SUBSCRIPTION AGREEMENT

PRIVATE PLACEMENT OF SERIES C PREFERRED STOCK AND WARRANTS

OF

XPLORE TECHNOLOGIES CORP.

Subscriber:	Amount of Subscription $
(Purchase Price)

Xplore Technologies Corp.
14000 Summit Drive, Suite 900
Austin, Texas 78728
Attn: Michael J. Rapisand

Gentlemen:

1.              SUBSCRIPTION

a.               The undersigned (sometimes referred to herein as “Purchaser”), intending to be legally bound, irrevocably subscribes for and agrees to purchase                Units, each consisting of one share of Series C Convertible Preferred Stock, $.001 par value per share (the “Series C Preferred”), and one warrant to purchase one-half of one share of common stock (the “Warrants” and together with the Series C Preferred, the “Securities” or the “Units”) of Xplore Technologies Corp., a Delaware corporation (the “Company”), at  the purchase price of $0.50 per Unit (the “Purchase Price”), offered by the Company (the “Offering”) on the terms and conditions described that certain Confidential Private Placement Memorandum dated July 3, 2007 (the “Memorandum”). The undersigned herewith delivers to the Company the Purchase Price required to purchase the Securities subscribed for hereunder by delivery to the Company of a check or certified funds in the amount of the Purchase Price. The minimum investment is $100,000 unless otherwise determined in the sole discretion of the Company.

2.              ACCREDITED INVESTOR REPRESENTATIONS

a.               In order to ensure that the Securities are sold pursuant to an appropriate exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with Regulation D promulgated thereunder (“Regulation D”), the undersigned represents and warrants that the undersigned is an accredited investor described within one of the following categories:

i.                           A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

ii.                        A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

iii.                     An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

iv.                    A director or executive officer of the Company;

v.                       A natural person whose individual net worth, or joint net worth with that person’s spouse at the time of the purchase of the Securities, exceeds $1,000,000;

vi.                    A natural person who had an individual income (exclusive of any income earned by their spouse) in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year;

vii.                 A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 505(b)(2)(ii) of Regulation D; or

viii.              An entity in which all of the equity owners are accredited investors.

b.              The undersigned certifies that this representation is true and correct and hereby agrees to notify the Company of any change which occurs in such information prior to the Company’s acceptance of this subscription.

3.              GENERAL REPRESENTATIONS AND WARRANTIES

The undersigned hereby acknowledges, represents and warrants to and agrees with the Company, with full knowledge that the Company intends to rely hereon, as follows:

(a)           The undersigned is acquiring the Securities for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Securities, and no other person has a direct or indirect beneficial interest in such Securities.

(b)           The undersigned acknowledges its understanding that the Securities are being offered and sold without registration under the Securities Act or the securities laws of any state, in reliance upon the exemptions from the registration provisions of the Securities Act and the regulations thereunder afforded by Section 4(2) of the Securities Act and Regulation D promulgated thereunder, and that such reliance is predicated in part on the undersigned’s representations and warranties set forth in this Subscription Agreement.

(c)           The undersigned will not sell or otherwise transfer the Securities without registration under the Securities Act, or satisfying an exemption therefrom and fully understands and agrees that the undersigned must bear the economic risk of the undersigned’s purchase of the Securities for an indefinite period of time.

(d)           The undersigned agrees to the placement of the following legend on any certificate representing the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

(e)           The undersigned has the financial ability to bear the economic risk of the investment by the undersigned in the Securities, has adequate means for providing for the undersigned’s current needs and contingencies and has no need for liquidity with respect to the undersigned’s investment in the Securities.

(f)            If the undersigned is:

i.                  an individual, the undersigned is at least 21 years of age, and a bona fide resident of the state set forth on the signature page hereof, the address set forth is the undersigned’s true and correct residence address; and the undersigned is legally empowered to enter into binding contracts pursuant to the laws of such state; or
ii.               a corporation, limited liability company, partnership, trust, qualified plan or other entity, it is formed and validly subsisting under the laws of its jurisdiction of formation, it is authorized and qualified to become a holder of Securities, it has not been formed for the sole purpose of acquiring the Securities, and the person signing this Subscription Agreement on its behalf has been duly authorized to do so.

(g)           Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned’s financial position and business experience is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to issuance to the undersigned of Securities, the undersigned will immediately furnish such revised or corrected information to the Company.

(h)           The undersigned acknowledges that the undersigned has not purchased the Securities as a result of any general solicitation or general advertising.

(i)            The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s prospective investment in the Company will not cause such overall commitment to become excessive.

(j)            Nothing contained herein should be construed as tax advice to the undersigned; and the undersigned represents and warrants that the undersigned has secured independent tax advice related to its purchase of the Securities and the underlying securities of the Company; that the Securities are speculative investments which involve a high degree of risk, including, without limitation, the risk of loss of the undersigned’s entire investment; and that no governmental agency has made any finding or determination as to the fairness of the investment, nor any recommendation or endorsement of the Securities.

(k)           The entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the undersigned or of any agreement, written or oral, to which the undersigned may be a party or by which the undersigned is bound.

(l)            The undersigned:

i.                  has been furnished with, has carefully read and understands the Memorandum and this Subscription Agreement, and has relied solely on the information included therein and herein;
ii.               has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering, and has been given the opportunity to obtain such additional information necessary for the undersigned to evaluate the merits and risks of investment in the Securities to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense and such information has not been furnished with any other offering literature except as referred to herein;
iii.            has not relied on any oral representation, warranty or information in connection with the Offering from the Company, or any officer, employee, agent, representative or affiliate of the Company;
iv.           has determined the Securities are a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned’s entire investment therein;
v.              must bear the substantial economic risks of the investment in the Securities indefinitely because the Securities may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available; and
vi.           has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Securities.

(m)          To the extent that the undersigned has not sought specific information regarding the Company, the Offering or the Securities, the undersigned represents that it had no interest in doing so and that such matters are not material to the undersigned in connection with an investment in the Securities.

(n)           The undersigned agrees to notify the Company upon the occurrence of any event which would cause any of the undersigned’s foregoing representations or warranties to be false or incorrect.

(o)           The undersigned acknowledges and agrees that the foregoing acknowledgments, representations, warranties and agreements shall survive the closing at which the Securities are issued.

4.              SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY

a.               This Subscription Agreement is not, and shall not be, revocable by the Purchaser. The Purchaser intends to be legally bound by this Subscription Agreement.

b.              The Company, in its sole discretion, has the right to accept or reject this subscription, in whole or in part, for any reason whatsoever. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Purchaser will be returned without interest, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.              DEPOSIT OF FUNDS

When accepted and upon closing of the Offering, the amounts of all subscriptions will be immediately available for use by the Company. Until the closing of the Offering, the Company may invest the amounts of subscriptions in short term investment grade securities.

6.              BLUE SKY QUALIFICATION

The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities under applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction.

7.              AGREEMENT TO INDEMNIFY AND HOLD HARMLESS

The undersigned agrees to indemnify and hold harmless the Company, its affiliates and their respective directors, officers, employees, agents, members, controlling persons and representatives (the Company and each such person, an “Indemnified Party,” and collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which any such Indemnified Parties may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with the Offering and the transactions contemplated thereby.

8.              GOVERNING LAW, ETC.

This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed wholly within such State, without giving effect to conflicts of law principles. This Subscription Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument. All captions and section headings are for convenience only. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require. This Subscription Agreement is not transferable or assignable by the Purchaser. If the Purchaser is more than one person, the obligations of the Purchaser shall be joint and several and the representations, warranties and agreements herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators and successors and assigns.

[Certification Page Follows]

ACCREDITED INVESTOR CERTIFICATION

(Please initial one of the following  statements)

A.                                   Individual Investors.  The undersigned hereby certifies that he or she is an accredited investor because he or she:

1.                                                   had individual income (exclusive of any income earned by their spouse) of more than $200,000 in each of the most recent two years and reasonably expects to have an individual income in excess of $200,000 for the current year.

2.                                                   had joint income with their spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with their spouse in excess of $300,000 for the current year.

3.                                                   has an individual net worth, or with their spouse has a joint net worth, in excess of $1,000,000.

4.                                                   is a director or executive officer of the Company.

B.                                     Partnerships, corporations, trusts or other entities.  The undersigned hereby certifies that it is an accredited investor because it is:

1.                                                   an “employee benefit plan” (within the meaning of ERISA) with total assets in excess of $5,000,000.

2.                                                   an “employee benefit plan” (within the meaning of ERISA) whose investment decisions are made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment adviser.

3.                                                   a self-directed “employee benefit plan” (within the meaning of ERISA) whose investment decisions are made solely by persons that are accredited investors.

4.                                                   an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

5.                                                   a corporation, partnership or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

6.                                                   a trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities.

7.                                                   a bank (as defined under Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity.

8.                                                   a broker dealer registered pursuant to Section 15 of the Exchange Act.

9.                                                   an insurance company (as defined in Section 2(a)(13) of the Securities Act).

10.                                             an investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) that Act.

11.                                             a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

12.                                             a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

13.                                             a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

14.                                             an entity in which all of the equity owners are accredited investors.

SUBSCRIPTION SIGNATURE PAGE

Private Placement of Series C Convertible Preferred Stock and Warrants

of

Xplore Technologies Corp.

The undersigned, desiring to purchase shares of Series C Convertible Preferred Stock and Warrants of the Company pursuant to the terms of the Memorandum and this Subscription Agreement, hereby agrees to all the terms of this Subscription Agreement and, upon acceptance of the Subscription Agreement by the Company, agrees to be bound by the terms and provisions thereof.

By executing this Subscription Signature Page, the undersigned hereby:

A.                                   executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement, and
B.                                     subscribes for                      Units, at a purchase price of $0.50 per Unit, each Unit consisting of one share of Series C Convertible Preferred Stock and one Warrant to purchase one-half of one share of common stock of the Company at an exercise price of $0.50 per share.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name	Print Name

Signature of Purchaser	Signature of Purchaser

Social Security Number	Social Security Number

Date

(Address)

If the Purchaser is a PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY PARTNERSHIP or LIMITED LIABILITY COMPANY:

Name of Partnership, Corporation, Trust, LLP or LLC	Federal Taxpayer Identification Number

By:
Name:
Title:

Date

(Address)

ACCEPTED AND AGREED TO:

this          day of                     , 2007

XPLORE TECHNOLOGIES CORP.

By:
Michael J. Rapisand
Chief Financial Officer